December 30, 2011

as revised March 12, 2012

Wilmington U.S. Government Money Market Fund

Institutional Class (WGOXX)

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, and other information about the Fund online at www.wilmingtonfunds.com. You can also get this information at no cost by calling 1.800.836.2211, by sending an email to funds@wilmingtontrust.com, or by asking any financial advisor, bank, or broker-dealer who offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated December 30, 2011, as supplemented, are incorporated by reference into this Summary Prospectus.

SUMMARY PROSPECTUS December 30, 2011 as revised March 12, 2012

WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND

Class/Ticker        Institutional Class/WGOXX

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated December 30, 2011, as supplemented, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to www.wilmingtonfunds.com, email a request to funds@wilmingtontrust.com or call 1-800-836-2211, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

Investment Goal

The Fund seeks to provide current income while maintaining liquidity and stability of principal.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Institutional Class Shares.

Shareholder Fees

(Fees paid directly from your investment)

Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions)	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Institutional Class
Management Fee	0.40%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.08%
Total Annual Fund Operating Expenses	0.48%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Institutional Class Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5%

return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Expenses assuming redemption	$49	$154	$269	$604

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment goal by investing at least 80% of its net assets in money market instruments comprising a diversified portfolio of high quality, short-term debt obligations issued by the U.S. Government, and its agencies and repurchase agreements secured by these obligations.

In selecting securities for the Fund, the Advisor considers factors such as current yield, the anticipated level of interest rates, and the maturity of the instrument relative to the maturity of the entire Fund. In addition, the Fund may purchase only securities that meet certain SEC requirements relating to maturity, diversification and credit quality. Under these requirements, the Fund’s securities must have remaining maturities of 397 days or less, and the Fund must have a dollar-weighted average maturity of 60 days or less.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•

Interest Rate Risk. The risk posed by the fact that prices of fixed income securities rise and fall inversely in response to interest rate changes. In addition, this risk increases with the length of the maturity of the debt. Prices of fixed income securities generally fall when interest rates rise and vice versa.

•

Credit Risk. There is a possibility that issuers of securities in which the Fund invests may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money.

SUMMARY PROSPECTUS / December 30, 2011, as revised March 12, 2012	1

WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Performance Information

The bar chart and table immediately following show the variability of the Fund’s returns and are meant to provide some indication of the risks of investing in the Fund. The bar chart shows the changes in the Fund’s performance from year to year with respect to its Select Class Shares because the Institutional Class Shares were not available during the relevant time period. The table below shows how the Fund’s average annual returns for 1, 5 and 10 years or the life of the Fund compare with those of broad measures of market performance. As of the date of this prospectus, Institutional Class Shares have not yet commenced operations, and the pre-inception historical performance of the Institutional Class is based on the previous performance of Select Class Shares. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The table shows returns for the Fund’s broad-based market indexes, the iMoneyNet, Inc. Government Retail Average and the iMoneyNet, Inc. Government Institutional Average. Updated performance information is available at www.wilmingtonfunds.com.

Annual Total Returns – Select Class Shares(1)

(1)	The bar chart shows the changes in the Fund’s performance from year to year with respect to its Select Class Shares because the Institutional Class Shares were not available during the relevant time period. The returns for Institutional Class Shares would be the same as the returns for Select Class Shares since the Shares are invested in the same portfolio of securities and the annual total returns would differ only to the extent the expenses of the Institutional Class Shares and Select Class Shares are different.

Best Quarter 1.28% 3/31/2001 Worst Quarter 0.00% 6/30/2009

The Fund’s Select Class Shares total return for the nine-month period from January 1, 2011 to September 30, 2011 was 0.01%.

Average Annual Total Returns

(For the periods ended December 31, 2010)

	1 Year	5 Years	10 Years
Select Class Shares*
Return Before Taxes	0.01%	2.16%	1.93%
iMoneyNet, Inc. Government Retail Average (reflects no deduction for taxes)	0.02%	2.02%	1.86%
iMoneyNet, Inc. Government Institutional Average (reflects no deduction for taxes)	0.02%	2.21%	2.06%

*	As of the date of this prospectus, Institutional Class Shares have not yet commenced operations, and the pre-inception historical performance of the Institutional Class is based on the previous performance of Select Class Shares.

Management of the Fund

Investment Advisor

Wilmington Funds Management Corporation

Investment Sub-Advisor

Wilmington Trust Investment Advisors, Inc.

Purchase and Sale of Fund Shares

Requests to purchase or redeem Fund Shares are processed on each day that the New York Stock Exchange (“NYSE”) is open for business. You may purchase or redeem Shares by contacting the Fund at 1-800-836-2211. If you invest through a financial intermediary, please contact that intermediary regarding purchase and redemption procedures.

Minimum Initial Investment Amount:*	$5,000,000
Minimum Subsequent Investment Amount:*	$25

*	Other restrictions may apply. See “Purchasing Shares” in the Prospectus for further information.

The minimum initial and subsequent investment amounts may be waived or lowered from time to time.

Tax Information

The distributions you receive from the Fund are taxable and will generally be taxed as ordinary income, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.

Additional Payments to Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies (such as the Advisor) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

WT GMMI 3.12.12

2	December 30, 2011, as revised March 12, 2012 / SUMMARY PROSPECTUS